U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 21, 2003


                          FREESTAR TECHNOLOGY CORPORATION
               (Exact name of registrant as specified in its charter)


                                      Nevada
               (State or jurisdiction of incorporation or organization)


                                     0-28749
                             (Commission File Number)


                                    88-0446457
                   (I.R.S. Employer Identification Number)


    Calle Fantino Falco, J.A. Baez Building, 2nd Floor, Santo Domingo,
                            Dominican Republic
                 (Address of principal executive offices)


              Registrant's telephone number:  (809) 503-5911


          Former name or former address, if changed since last report)


ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On May 21, 2003, the Registrant's President, Paul Egan, held a conference call to discuss certain matters in connection with the company. The text of that call is set forth as Exhibit 99.1 to this Form 8-K.

     On May 29, 2003, the Registrant issued a press release discussing the gross turnover of its Finnish subsidiary, Rahaxi
Processing Oy (see Exhibit 99.2 to this Form 8-K). Gross turnover is defined as the value of all credit and debit card transactions processed.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601 of Regulation S-B.

                                  SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       FreeStar Technology Corporation



Dated: May 29, 2003                    By: /s/  Paul Egan
                                       Paul Egan, President

                                EXHIBIT INDEX

Number                          Description

99.1     Text of conference call held on May 21, 2003 (see below).

99.2     Text of press release, dated May 29, 2003 (see below).